EXECUTION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (the “Agreement”), dated as of November 1, 2005, is between HSI Asset Securitization Corporation, a Delaware corporation (the “Company”), and HSBC Bank USA, National Association, a national banking association (the “Seller”).

The Company and the Seller hereby recite and agree as follows:

1.

Defined Terms.  Terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement, dated as of November 1, 2005 (the “Pooling and Servicing Agreement”), among the Company, Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian, Option One Mortgage Corporation, as mortgage loan originator and servicer (the “Mortgage Loan Originator”), Clayton Fixed Income Services Inc., as credit risk manager, and Deutsche Bank National Trust Company, as trustee (the “Trustee”), relating to the issuance of the Company’s HSI Asset Securitization Corporation Trust 2005-OPT1 Mortgage Pass-Through Certificates, Series 2005-OPT1 or, if not defined therein, in the Underwriting Agreement, dated November 22, 2005 (the “Underwriting Agreement”), among the Company, HSBC Securities (USA) Inc. (“HSBC”), Blaylock & Company, Inc. and H&R Block Financial Advisors Inc. or in the Purchase Agreement, dated November 22, 2005 (the “Purchase Agreement”), between the Company and HSBC.

2.

Purchase of Mortgage Loans.  The Seller hereby sells, transfers, assigns and conveys, and the Company hereby purchases the mortgage loans (the “Mortgage Loans”) listed in Exhibit 1.

3.

Purchase Price; Purchase and Sale.  The purchase price (the “Purchase Price”) for the Mortgage Loans shall be $509,258,530.94 inclusive of accrued and unpaid interest on the Mortgage Loans at the weighted average interest rate borne by the Mortgage Loans from the date hereof to but not including the Closing Date, payable by the Company to the Seller on the Closing Date either (i) by appropriate notation of an inter company transfer between affiliates of HSBC or (ii) in immediately available Federal funds wired to such bank as may be designated by the Seller.

Upon payment of the Purchase Price, the Seller shall be deemed to have transferred, assigned, set over and otherwise conveyed to the Company all the right, title and interest of the Seller in and to the Mortgage Loans as of the Cut-Off Date, including all interest and principal due on the Mortgage Loans after the Cut-Off Date (including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), together with all of the Seller’s right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies.

The Company hereby directs the Seller, and the Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Company to the Trustee under the Pooling and Servicing Agreement and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request.

4.

Representations and Warranties. The Seller hereby represents and warrants to the Company with respect to each Mortgage Loan as of the date hereof and that as of the Closing Date:

a)

The Seller has good title to the Mortgage Loans and the Mortgage Loans were subject to no offsets, defenses or counterclaims.

b)

The Seller has not dealt with any broker, investment banker, agent or other person (other than the Company) who may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

c)

For the period from and after there date hereof, all payments required to be made for such Mortgage Loan under the terms of the Mortgage Note have been made and no payment under the Mortgage Loan has been more than 30 days delinquent, exclusive of any grace period, at any time since the origination of the Mortgage Loan.

d)

The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation of the Mortgaged Property.

e)

No Mortgage Loan is a scheduled negative-amortization loan.

f)

No Mortgage Loan is a “condo hotel.”

g)

No Mortgage Loan is secured by a single-wide manufactured home.

h)

The Mortgagor on any Mortgage Loan is not a non-resident alien.

i)

A credit report with FICO score (or equivalent from a nationally recognized credit repository) was obtained and relied upon in the underwriting of the Mortgage Loan.

j)

No Mortgage Loan has been in foreclosure at any time prior to November 1, 2005, nor has any borrower on any Mortgage Loan been a party to any foreclosure action within twelve (12) months prior to the origination of such Mortgage Loan unless a reasonable exception to the Mortgage Loan Originator’s underwriting guidelines was made and documented in the origination file.

k)

Multiple loans to one borrower have been disclosed to the PMI Insurer in the Bid File or Set-up File (as such terms are defined in the Bulk PMI Policy) or a separate file sent by the Seller.

l)

The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects.

m)

Except with respect to payments not yet 30 days past due, all payments required to be made from the Initial Sale Date up to the close of business on the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage (except for interest accruing from the date of the Mortgage Note or the date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest); and except with respect to payments not yet 30 days past due, there has been no delinquency, exclusive of any period of grace, in any payment by the Mortgagor thereunder since the origination of the Mortgage Loan.

n)

From and after the Initial Sale Date, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property.

o)

From and after the Initial Sale Date, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule.  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule.

p)

From and after the Initial Sale Date, all buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount not less than the greatest of (i) 100.00% of the replacement cost of all improvements to the Mortgaged Property, (ii) either (A) the outstanding principal balance of the Mortgage Loan with respect to each first lien Mortgage Loan or (B) with respect to each second lien Mortgage Loan, the sum of the outstanding principal balance of the related first lien mortgage loan and the outstanding principal balance of the second lien Mortgage Loan, (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the underwriting guidelines or (iv) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis.  All such insurance policies contain a standard mortgagee clause naming the Mortgage Originator, its successors and assigns as mortgagee and all premiums thereon have been paid.  If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of the Mortgage Loan Originator’s underwriting guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.

q)

From and after the Initial Sale Date, the Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

r)

From and after the Initial Sale Date, except as otherwise disclosed to the Company, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and, to the Seller’s knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.  With respect to each second lien Mortgage Loan, except as otherwise disclosed to the Company, (i) the first lien mortgage loan is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such first lien mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, (iv) either (A) the first lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the first lien mortgage, (v) the related first lien does not provide for or permit negative amortization under such first lien Mortgage Loan and (vi) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File.

s)

From and after the Initial Sale Date, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

t)

From and after the Initial Sale Date, the servicing and collection practices used by the Servicer with respect to each Mortgage Note and Mortgage including, without limitation, the establishment, maintenance and servicing of the Escrow Accounts and Escrow Payments, if any, have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry.  The Mortgage Loans have been serviced by the Servicer and any predecessor servicer in accordance with the terms of the Mortgage Note.  With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  No escrow deposits or Escrow Payments or other charges or payments have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held for any work on a Mortgaged Property which has not been completed.

u)

The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

v)

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure.  From and after the Initial Sale Date, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption.  Except as otherwise disclosed to the Purchaser, the Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested by the Mortgagor under the Servicemembers Civil Relief Act.

w)

The Seller has no knowledge of any circumstances or condition arising after the Initial Sale Date with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors who routinely invest in mortgage loans similar to the Mortgage Loan to regard the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan.

x)

Any principal advances made to the Mortgagor prior have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term.  The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second (as indicated on the Mortgage Loan Schedule) lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan plus any negative amortization.

y)

The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law.

z)

The information set forth in the Mortgage Loan Schedule with respect to Prepayment Charges is complete, true and correct in all material respects and, subject to applicable federal and state law, each Prepayment Charge is permissible, enforceable and collectable.

aa)

The Mortgage Loan was not prepaid in full prior to the Closing Date and the Seller has not received notification from a Mortgagor that a prepayment in full shall be made after the Closing Date.

bb)

No Mortgage Loan is (a) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”), (b) a “high cost” mortgage loan, “covered” mortgage loan, “high risk home” mortgage loan or “predatory” mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, or (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then applicable Standard & Poor’s LEVELS® Glossary Revised, Appendix E).

cc)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, predatory and abusive lending, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans have been complied with.

It is understood and agreed that the representations and warranties of the Seller set forth in this Section 4 shall survive the Closing Date.  Upon the discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties (excluding a breach with respect to representation (z) above) that adversely and materially affects the value of the related Mortgage Loan and that does not also constitute a breach of a representation or warranty of the Mortgage Loan Originator under the Pooling and Servicing Agreement, the party discovering the breach shall give prompt written notice to the other.  Within 30 days of the earlier of either discovery by or notice to the Seller of any breach of any of the foregoing representations or warranties that materially and adversely affects the value of any Mortgage Loan, the Seller shall use its best efforts to cure such breach in all material respects and, if such defect or breach cannot be remedied, the Seller shall, at the Company’s option as specified in writing and provided to the Seller, (i) if such 30 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan from the Trust Fund and substitute in its place a Substitute Mortgage Loan; or (ii) repurchase such Mortgage Loan at the Repurchase Price.

Notwithstanding the preceding paragraph, in connection with the Seller’s representations and warranties made in representation (z) and within 90 days of the earlier of discovery by the Seller or receipt of notice from the Servicer of a breach of such representation and warranty by the Seller, which breach materially and adversely affects the interests of the Class P Certificateholders in any Prepayment Charge, the Seller shall, if (i) such representation and warranty is breached and a Principal Prepayment has occurred or (ii) if a change in law subsequent to the Closing Date limits the enforceability of the Prepayment Charge, pay, at the time of such Principal Prepayment or change in law, the amount of the scheduled Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Distribution Account no later than the Remittance Date immediately following the Prepayment Period in which such Principal Prepayment on the related Mortgage Loan or such change in law has occurred.

5.

Repurchase and Substitution of Mortgage Loans.  In the event the Mortgage Loan Originator fails to perform its repurchase or substitution obligation under Section 2.03 of the Pooling and Servicing Agreement resulting from the insolvency or financial inability of the Mortgage Loan Originator to do so, the Seller may, in its sole discretion, opt to undertake such repurchase or substitution.

6.

Underwriting.  The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans, reasonably requested by the Company in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement or the Purchase Agreement at or prior to the Closing Date.

7.

Notices.  All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Company, be addressed to it at HSI Asset Securitization Corporation, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention: Head MBS Principal Finance, or, if sent to the Seller, be addressed to it at HSBC Bank USA, National Association, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention: Head MBS Principal Finance.

8.

Miscellaneous.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.  This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Seller and their respective successors and assigns.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

HSI ASSET SECURITIZATION

     CORPORATION

By:

      /s/ Jon E. Voigtman

     Name: Jon E. Voigtman

     Title:   Vice-President

HSBC BANK USA, NATIONAL

     ASSOCIATION

By:

      /s/ Jon E. Voigtman

     Name: Jon E. Voigtman

     Title:   Managing Director # 14311

EXHIBIT 1

Mortgage Loan Schedule

[To be retained in a separate closing binder entitled “HASCO 2005-OPT1 Mortgage Loan Schedules” at the Washington, D.C. offices of McKee Nelson LLP]